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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): AUGUST 9, 2004

                       AMERICAN REAL ESTATE PARTNERS, L.P.
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             (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                         1-9516                   13-3398766
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(State of Organization)        (Commission File Number)       (IRS Employer
                                                             Identification No.)


          100 South Bedford Road, Mt. Kisco, NY        10549
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        (Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code: (914) 242-7700

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 9, 2004, American Real Estate Partners, L.P ("AREP") announced its results of operations for the three and six months ended June 30, 2004. A copy of the related press release for the three months ended June 30, 2004 is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN REAL ESTATE PARTNERS, L.P.
                                  (Registrant)

                                  By:      American Property Investors, Inc.
                                           General Partner


                                           By:      /s/ John P. Saldarelli
                                                    ----------------------------
                                                    John P. Saldarelli
                                                    Chief Financial Officer,
                                                    Secretary and Treasurer

Dated:   August 9, 2004
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         EXHIBIT INDEX

         99.1   Press Release of AREP dated August 9, 2004.